Exhibit 10.4

                             ENGAGEMENT AGREEMENT

   This Employment Agreement is made and entered into as of February 1st, 2010, by and between Nevada Processing Solutions, a Nevada corporation (the "Company"), and Tommy Habeeb, an individual ("Executive").

                                  RECITALS

   A. The Company desires to be assured of the association and services of Executive for the Company.

   B. Executive is willing and desires to be employed by the Company, and the Company is willing to employ Executive, upon the terms, covenants and conditions hereinafter set forth.

                                  AGREEMENT

   NOW, THEREFORE, in consideration of the mutual terms, covenants and conditions hereinafter set forth, the parties hereto do hereby agree as follows:

   1. Employment. Company agrees to employ Executive, and Executive agrees
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to be employed by Company, beginning as of the Effective Date and continuing until the termination date as set forth herein " (the "Term"), subject to the terms and conditions of this Agreement and further subject to the supervision and direction of the Company's Board of Directors.

   2. Term. The term of this Agreement shall be for a period of two (2)
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years commencing on the date hereof, unless terminated earlier pursuant to
Section 7 below; provided, however, that Executive's obligations in Section 6 below shall continue in effect after such termination.

   2.1 Post Term Employment.
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   Should Executive remain employed by Company beyond the expiration of the
Term specified herein, then such employment shall convert to a month-to-month relationship terminable at any time by either Company or Executive for any reason whatsoever, with or without cause.

   3. Scope of Duties.
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   3.1 Assignment of Duties. Executive shall have such duties as may be
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assigned to him or her from time to time by the Company's Board of Directors commensurate with his experience and responsibilities in the position for which he is employed pursuant to Section 1 above. Such duties shall be exercised subject to the control and supervision of the Board of Directors of the Company.

   3.2 General Specification of Duties. Executive's duties shall include, but
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not be limited to, the duties and performance goals as follows:

   (1) act as President of the Company and perform all duties, functions and responsibilities generally associated thereto;
   (2) personally serve as head of production and distribution of the Company's proposed television and video production and distribution business relating to the MMAX Mixed Martial Arts Xtreme business plan and Campeon Mmaximo reality program;
   (3) execute on behalf of the Company, in his capacity as President, all documents as requested by the Company;
       assist in establishing procedures for implementing the policies established by the Company;
   (4) assist in insuring cooperation of the officers of the Company;
   (5) assist in causing the Company to be operated in compliance with all legal requirements; and
   (6) assist in operating the Company in conformance with any plan approved by the Company, as such may be amended from time to time with the concurrence of the Company.

   The foregoing specifications are not intended as a complete itemization of the duties which Executive shall perform and undertake on behalf of the Company in satisfaction of his or her employment obligations under this Agreement.

   3.3. Executive initially shall be employed in the position set forth herein. Company may subsequently modify Executive's duties and responsibilities; provided however, in the event Company substantially reduces the duties or responsibilities of Executive, Executive may elect to terminate this Agreement and said termination shall constitute an Involuntary Termination. Executive shall at all times comply with and be subject to such policies and procedures as Company may establish from time to time.

   3.4 Executive's Devotion of Time. Executive hereby agrees to devote his
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time as required, but not as a full time employee or as a sole occupation, sufficient abilities and energy to the faithful performance of the duties assigned to him or her and to the promotion and forwarding of the business affairs of the Company, and not to divert any business opportunities from the Company to himself or herself or to any other person or business entity, unless otherwise approved by the Board of Directors. The parties agree that this duty shall be limited to a "part time" position, in that Executive has other and separate business obligations and opportunities and that the compensation provided by the Company is not intended to be paid as engaging a full time employee.

   3.5 Conflicting Activities.
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   (1) Executive shall not, during the term of this Agreement, be engaged in direct competition with the Company or its affiliates in the Spanish language mixed martial arts television production and promotion business. Executive is an accomplished television producer, distributor, advertising executive and personality. The Company acknowledges that Executive has a significant television production and distribution background and existing businesses in numerous fields similar to that of the Company's and this Agreement is not intended to limit or in any way hinder Executive's ability to continue his existing businesses or limit the scope of new business opportunities to which Executive is frequently introduced.

   (2) Executive hereby agrees to promote and develop all business opportunities that come to his attention relating to current or anticipated future business of the Company, in a manner consistent with the best interests of the Company and with his duties under this Agreement. Should Executive discover a business opportunity that does not relate to the current or anticipated future business of the Company, he shall first offer such opportunity to the Company. Should the Board of Directors of the Company not exercise its right to pursue this business opportunity within a reasonable period of time, not to exceed ten (10) days, then Executive may develop the business opportunity for himself; provided, however, that such development may in no way conflict or interfere with the duties owed by Executive to the Company under this Agreement. Further, Executive may develop such business opportunities only on his own time, and may not use any service, personnel, equipment, supplies, facility, or trade secrets of the Company in their development. As used herein, the term "business opportunity" shall not include business opportunities involving investment in publicly traded stocks, bonds or other securities, real estate or other investments of a personal nature.

   4. Compensation; Reimbursement.
      ----------------------------

   4.1 No Cash Compensation.  For all services rendered by Executive under
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this Agreement, the Company shall not be obligated to pay any cash compensation at this time. The Company is not sufficiently capitalized to provide for cash compensation and Executive agrees to accept stock compensation in lieu of cash compensation until such time as the Company has adequate funding to pay a base salary and / or bonuses. The parties agree that this term may be subject to revision and modification by entry into an addendum for addition of an executive base salary and bonus when financing permits. However, there is no time frame or other obligation on the part of the Company to pay any cash compensation at this time.

   4.2 Stock Compensation. Executive shall receive shares of common stock of
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Nevada Processing Solutions (the "Stock Based Compensation") which stock shall be vested at the time of execution of this Agreement in the amount of 1,090,862 (one million ninety thousand eight hundred sixty-two) shares of unregistered Nevada Processing Solutions common stock, which shares shall be fully paid and non-assessable obligations of the Company. In the event that Executive leaves the Company or substantially abandons his duties as set forth herein, Executive shall be obliged to forgo his right and ownership of any stock not yet vested (ESOP plan). Executive shall be issued all of the Stock based Compensation upon execution of this Agreement.

   4.3 Reimbursement. Executive shall be reimbursed for all reasonable "out-
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of-pocket" business expenses for business travel and business entertainment incurred in connection with the performance of his or her duties under this Agreement (1) so long as such expenses constitute business deductions from taxable income for the Company and are excludable from taxable income to the Executive under the governing laws and regulations of the Internal Revenue; and (2) to the extent such expenses do not exceed the amounts allocable for such expenses in budgets that are approved from time to time by the Company. The reimbursement of Executive's business expenses shall be upon monthly presentation to and approval by the Company of valid receipts and other appropriate documentation for such expenses.

   6. Confidentiality of Trade Secrets and Other Materials.
      -----------------------------------------------------

   6.1 Trade Secrets. Other than in the performance of his or her duties
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hereunder, Executive agrees not to disclose, either during the term of his or her employment by the Company or at any time thereafter, to any person, firm or corporation any information concerning the business affairs, the trade secrets or the customer lists or similar information of the Company. Any technique, method, process or technology used by the Company shall be considered a "trade secret" for the purposes of this Agreement.

   6.2 Ownership of Trade Secrets; Assignment of Rights. Executive hereby agrees that all know how, documents, reports, plans, proposals, marketing and sales plans, client lists, client files and materials made by him or her or by the Company are the property of the Company and shall not be used by him in any way adverse to the Company's interests. Executive shall not deliver, reproduce or in any way allow such documents or things to be delivered or used by any third party without specific direction or consent of the Board of Directors of the Company. Executive hereby assigns to the Company any rights which he or she may have in any such trade secret or proprietary information.

   7. Termination.
      ------------

   7.1 Bases for Termination.
       ----------------------

   (1) Executive's employment may be terminated by the Company "with cause," effective upon delivery of 5 business days of written notice to Executive if any of the following shall occur:

   (a) any action by Executive which would constitute a willful breach of duty or habitual neglect of duty;
   (b) any material breach of Executive's obligations as described herein; or
   (c) any material acts or events which inhibit Executive from fully performing his or her responsibilities to the Company in good faith, such as (i) a felony criminal conviction; (ii) any other criminal conviction involving Executive's lack of honesty or moral turpitude;
       (iii) drug or alcohol abuse; or (iv) acts of dishonesty, gross carelessness or gross misconduct.

   (2) This Agreement shall automatically terminate on the last day of the month in which Executive dies or becomes permanently incapacitated. "Permanent incapacity" as used herein shall mean mental or physical incapacity, or both, reasonably determined by the Company's Board of Directors based upon a certification of such incapacity by, in the discretion of the Company's Board of Directors, either Executive's regularly attending physician or a duly licensed physician selected by the Company's Board of Directors, rendering Executive unable to perform substantially all of his or her duties hereunder and which appears reasonably certain to continue for at least six consecutive months without substantial improvement. Executive shall be deemed to have "become permanently incapacitated" on the date the Company's Board of Directors has determined that Executive is permanently incapacitated and so notifies Executive.

   (3) Notwithstanding any other provisions of this Agreement, Executive shall have the right to terminate the employment relationship under this Agreement at any time prior to the expiration of the Term of employment for any of the following reasons:

   (i) a breach by Company of any provision of this Agreement which remains uncorrected for 30 days following written notice of such breach by Executive to Company; or

   8. Miscellaneous.
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   8.1 Transfer and Assignment. This Agreement is personal as to Executive
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and shall not be assigned or transferred by Executive without the prior written consent of the Company. This Agreement shall be binding upon and inure to the benefit of all of the parties hereto and their respective permitted heirs, personal representatives, successors and assigns.

   8.2 Severability. Nothing contained herein shall be construed to require
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the commission of any act contrary to law. Should there be any conflict between any provisions hereof and any present or future statute, law, ordinance, regulation, or other pronouncement having the force of law, the latter shall prevail, but the provision of this Agreement affected thereby shall be curtailed and limited only to the extent necessary to bring it within the requirements of the law, and the remaining provisions of this Agreement shall remain in full force and effect.

   8.3 Governing Law. This Agreement is made under and shall be construed
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pursuant to the laws of the State of Nevada.

   8.4 Counterparts. This Agreement may be executed in several counter parts
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and all documents so executed shall constitute one agreement, binding on all of the parties hereto, notwithstanding that all of the parties did not sign the original or the same counterparts.

   8.5 Entire Agreement. This Agreement constitutes the entire agreement and
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understanding of the parties with respect to the subject matter hereof and supersedes all prior oral or written agreements, arrangements, and understandings with respect thereto. No representation, promise, inducement, statement or intention has been made by any party hereto that is not embodied herein, and no party shall be bound by or liable for any alleged representation, promise, inducement, or statement not so set forth herein.

   8.6 Modification. This Agreement may be modified, amended, superseded, or
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cancelled, and any of the terms, covenants, representations, warranties or conditions hereof may be waived, only by a written instrument executed by the party or parties to be bound by any such modification, amendment, super-session, cancellation, or waiver.

   8.7 Attorneys' Fees and Costs. In the event of any dispute arising out of
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the subject matter of this Agreement, the prevailing party shall recover, in addition to any other damages assessed, its attorneys' fees and court costs incurred in litigating or otherwise settling or resolving such dispute whether or not an action is brought or prosecuted to judgment. In construing this Agreement, none of the parties hereto shall have any term or provision construed against such party solely by reason of such party having drafted the same.

   8.8 Waiver. The waiver by either of the parties, express or implied, of
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any right under this Agreement or any failure to perform under this Agreement by the other party, shall not constitute or be deemed as a waiver of any other right under this Agreement or of any other failure to perform under this Agreement by the other party, whether of a similar or dissimilar nature.

   8.9 Cumulative Remedies. Each and all of the several rights and remedies
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provided in this Agreement, or by law or in equity, shall be cumulative, and no one of them shall be exclusive of any other right or remedy, and the exercise of any one of such rights or remedies shall not be deemed a waiver of, or an election to exercise, any other such right or remedy.

   8.10 Headings. The section and other headings contained in this Agreement
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are for reference purposes only and shall not in any way affect the meaning and interpretation of this Agreement.

   8.11 Notices. Any notice under this Agreement must be in writing, may be
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telecopied, sent by express 24 hour guaranteed courier, or hand delivered, or may be served by depositing the same in the United States mail, addressed to the party to be notified, postage prepaid and registered or certified with a return receipt requested. The addresses of the parties for the receipt of notice shall be as follows:

If to the Company:

Nevada Processing Solutions
9646 Giddings
Las Vegas, Nevada 89146

[this address shall be updated upon the change of address of the Company]

If to Executive:

Tommy Habeeb
___________________
___________________
___________________


Each notice given by registered or certified mail shall be deemed delivered and effective on the date of delivery as shown on the return receipt, and each notice delivered in any other manner shall be deemed to be effective as of the time of actual delivery thereof. Each party may change its address for notice by giving notice thereof in the manner provided above.

   8.12 Survival. Any provision of this Agreement which imposes an obligation
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after termination or expiration of this Agreement shall survive the termination or expiration of this Agreement and be binding on Executive and the Company.

   8.13 Effective Date. This Agreement shall become effective as of the date
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set forth on page 1 when signed by Executive and the Company.


   IN WITNESS WHEREOF, the parties hereto have caused this Employment Agreement to be executed as of the date first set forth above.


"Executive"

/s/ Tommy Habeeb
----------------
    Tommy Habeeb


"Company"

Nevada Processing Solutions

By:  /s/ J. Chad Guidry
     ---------------------------
     J. Chad Guidry,
     Departing Executive Officer


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